UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 12, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                        Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 12, 2008, Lance C. Provo, "on behalf of himself and all others similarly situated", filed a class action lawsuit in the United States District Court for the Southern District of New York against China Organic Agriculture, Inc. (the "Company"), past officers and directors of the Company, and one current director of the Company (the "Defendants"). The suit alleges, among other things, that the Defendants disseminated false and misleading statements or concealed materially adverse facts causing members of the class to purchase the Company's stock at inflated prices, and engaged in other improper actions, including divesting the Company of its sole productive asset and acquiring a luxury retreat for the use of the Defendants. The suit alleges that the Defendants' actions violated Sections 10(b) and 20A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10(b)5 under the Exchange Act. The suit seeks as relief civil penalties, attorney's fees, and disgorgement.

The Company intends to vigorously defend itself in this action. In response to the release by plaintiff's counsel announcing the lawsuit and soliciting further plaintiffs, the Company issued a press release, attached hereto as exhibit 99.1, titled:

"China Organic Agriculture Responds to Class Action Allegations Contained in December 12th Press Release."

                  Section 9. Financial Statements and Exhibits.

d) Exhibits.

      99.1. Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008                          China Organic Agriculture, Inc.


                                                 Name:  /s/ Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer